Exhibit 99.1

Toyota Business Highlights FY2026 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for May 2026 came in at 16 . 1 M units, up from May 2025 at 15 . 7 M units . • Toyota U . S . reported May 2026 sales of 238 , 800 units, an increase of 3 . 3 % on a daily selling rate (DSR) basis and decrease of 0 . 6 % on a volume basis versus May 2025 . • Toyota division posted May 2026 sales of 207 , 393 units, an increase of 3 . 8 % on a DSR basis and flat on a volume basis versus May 2025 . • Lexus division posted May 2026 sales of 31 , 407 units, a decrease of 0 . 2 % on a DSR basis and 3 . 9 % on a volume basis versus May 2025 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS for the twelve months ended March 31, 2026 (“FY26”) and March 31, 2025 (“FY25”) ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 207,393 31,407 Toyota Division Lexus Division Toyota U.S. May 2026 Vehicle Sales May-26 May-25 May - 26 May - 25 Camry 35,797 31,377 RAV4 33,524 45,282 Tacoma 26,650 26,504 Corolla 23,644 23,461 Grand Highlander 14,692 14,819 Toyota U.S. May Vehicles Sales Toyota Division Top 5 Models* May-26 May-25 May-26 May-25 RX 11,075 8,859 NX 6,239 6,957 TX 5,444 5,496 IS 3,140 1,785 GX 2,104 3,267 Toyota U.S. May Vehicles Sales Lexus Division Top 5 Models* 0 50 100 150 200 250 300 6 11 16 21 May-21 Aug-21 Nov-21 Feb-22 May-22 Aug-22 Nov-22 Feb-23 May-23 Aug-23 Nov-23 Feb-24 May-24 Aug-24 Nov-24 Feb-25 May-25 Aug-25 Nov-25 Feb-26 May-26 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales May 2021 - May 2026 SAAR Toyota U.S. Sales

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS Q4 FY2026 for the twelve months ended March 31, 2026 (“FY26” or “fiscal 2026”), March 31, 2025 (“FY25” or “fiscal 2025”) and March 31, 202 4 (“FY24”) • Our consolidated net income was $2.3 billion in fiscal 2026, compared to $1.7 billion in fiscal 2025. The increase in net income for fiscal 2026 compared to fiscal 2025 was primarily due to a $342 million decrease in interest expense, a $282 million increase in total financing revenues, a $244 million decrease in provision for credit losses, a $131 million increase in investment and other income, net, and a $110 million increase in voluntary protection contract revenues and insurance earned premiums, partially offset by a $191 million increase in provision for income taxes, a $126 million increase in depreciation on operating leases, a $122 million increase in operating and administrative expense, and an increase of $71 million in voluntary protection contract expenses and insurance losses. • We recorded a provision for credit losses of $524 million for fiscal 2026, compared to $768 million for fiscal 2025. The decrease in provision for credit losses for fiscal 2026 compared to the same period in fiscal 2025 was primarily due to the decrease in the size of our retail loan portfolio and a refinement of purchasing and collection activities. • Net charge - offs as a percentage of average finance receivables decreased to 0.80 percent at March 31, 2026 from 0.86 percent at March 31, 2025. Our average finance receivables loss severity per unit for fiscal 2026 decreased to $13,602 from $13,989 in fiscal 2025. The decrease in net charge - offs and loss severity per unit was primarily due to a refinement of purchasing and collection activities. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. 2 Results are for consumer finance receivables only. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 17 . 1 billion to $ 18 . 5 billion during fiscal 2026 , with an average outstanding balance of $ 17 . 8 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES Toyota Motor North America has launched a new marketing campaign centered on its expanding lineup of all - electric vehicles, including the 2026 C - HR, bZ , and bZ Woodland models. The campaign introduces these vehicles as practical, technology - driven options designed to integrate into everyday driving needs, using storytelling across multiple media platforms to demonstrate the ir functionality and accessibility. The initiative also supports Toyota’s broader strategy to reduce carbon emissions by promoti ng battery electric vehicles as a key component of its overall electrification approach. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 460 64 286 532 60 280 0 100 200 300 400 500 600 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened FY25 FY26 788 304 434 709 255 320 0 500 1000 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume FY25 FY26 17.5 18.0 73.0 71.6 37.8 36.1 $0 $20 $40 $60 $80 $100 $120 $140 FY25 FY26 Amount ($billions) TMCC Consolidated Financial Liabilities Outstanding (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 0.80% 0.86% 0.80% 0.00% 0.25% 0.50% 0.75% 1.00% FY24 FY25 FY26 TMCC - Net Charge - offs as a Percentage of Average Finance Receivables 2 54.5% 53.3% 45.0% 50.0% 55.0% 60.0% FY25 FY26 TMCC - Market Share 1